GEM INDIVIDUALS' NOTES ESCROW AGREEMENT AND ESCROW
                        INSTRUCTIONS


          This GEM INDIVIDUALS' NOTES ESCROW AGREEMENT AND ESCROW INSTRUCTIONS (this "Agreement") is made as of September 27, 1996, by and between AMERISTAR CASINOS, INC., a Nevada corporation ("Ameristar"), STEVEN W. REBEIL, an individual and in his capacity as Trustee
of the Karizma Trust  created  under  that certain     Trust
Agreement,  dated  July  2,  1991,  as   amended
("Rebeil"),   and   DOMINIC   J.   MAGLIARDITI,   an
individual
("Magliarditi").

                          RECITALS

            A.  Ameristar, Gem Gaming, Inc., a Nevada
corporation ("Gem"), Ameristar Casino Las, Vegas, Inc., a Nevada corporation ("ACLV"), Rebeil and Magliarditi have entered into that certain Merger Agreement dated as of May 31, 1996, as amended by that certain First Amendment to Merger Agreement dated July 2, 1996, as further amended by that certain Second Amendment  to  Merger
Agreement   dated   as  of  September  27,  1996   (the
"Merger
Agreement"), whereby Gem has agreed to merge into and with ACLV on the terms and conditions and for the consideration set forth therein.

          B.   The Merger Agreement contemplates that the
parties
will  enter  into  this Agreement to provide for the
irrevocable
procedures  and  mechanics by which the  Gem  Individuals'
Notes
specified  in  the  Merger  Agreement  will  be  held   and,
if applicable, completed and delivered to Rebeil and Magliarditi.

            C.     All  capitalized  terms  used  herein
without definition shall have the meaning assigned thereto in the Merger Agreement.

                          AGREEMENT

           NOW, THEREFORE, in consideration of the foregoing premises and the covenants set forth herein and in the Agreement and other good and valuable consideration, the parties agree as follows:

           ARTICLE 1 - Deliveries to Escrow Agent

           1.1 At the Closing, Ameristar shall deliver to First Security Bank of Nevada (Attn: David Smith,
President), as escrow agent (the "Escrow Agent"), each of the following:

               (a)  a promissory note in the form attached
hereto as Schedule 1, which shall continue to have blanks for the "date of this note" and the "principal amount" (the
"Rebeil Note");

               (b)  a promissory note in the form attached
hereto as Schedule 2, which  shall have the "principal
amount" filled in with   an  amount  equal  to  the  product
of 7,270,408 shares multiplied by the Average 10-Day Closing Price as of the Closing Date but which shall continue to have a blank for the "Settlement Date" (the "Alternative Rebeil Note");

               (c)  a promissory note in the form attached
hereto as Schedule 3, which shall continue to have a blank for the "date of this note" and the "principal amount" (the "Magliarditi
Note"); and
               (d)  a promissory note in the form attached
hereto as Schedule 4, which shall have the "principal amount" filled in with an amount equal to the product of 229,592 shares multiplied by the Average 10-Day Closing
Price as of the Closing Date  but which   shall continue to
have a blank for the "Settlement Date") (the "Alternative
Magliarditi Note").
Escrow Agent shall handle the Rebeil Note, the Alternative Rebeil Note, the Magliarditi Note and the Alternative Magliarditi Note strictly and exclusively in accordance with the terms and provisions of this Agreement at all times. Escrow Agent shall not ever act in any way or manner contrary to this Agreement unless instructed to do so in a writing duly signed by Ameristar, Rebeil and Magliarditi.

 ARTICLE 2 - Disposition of Rebeil Note and Magliarditi Note
           2.1 Cancellation of Rebeil Note and Magliarditi Note Following Sale of All Post-Merger Offering Stock. Upon
receiving a     Note  Cancellation Notice in the form of
Schedule  5  attached
hereto, duly executed by an officer of Ameristar, Rebeil and Magliarditi, Escrow Agent shall mark the Magliarditi Note, the Alternative Magliarditi Note, the Rebeil Note and the Alternative Rebeil Note "CANCELLED" and deliver all such documents to Ameristar as specified in the Note Cancellation Notice.

           2.2 Completion and Delivery of Rebeil Note and Magliarditi Note Following Sale of Less than all
Post-Merger Offering Stock.

                 (a)   Rebeil.   Upon  receiving  a  Rebeil
Note Completion Notice in the form of Schedule 6 attached hereto, duly executed by an officer of Ameristar and Rebeil (or executed by Rebeil alone, if Rebeil and Escrow Agent have not received from Ameristar its proposed notice in the form of Schedule 6 attached hereto within three
(3) Business Days following the Settlement Date that the Escrow Agent is advised of by the Underwriter), Escrow Agent shall (i) complete the "Principal Amount" of the Rebeil Note so that such amount equals the amount set forth as the "PRINCIPAL AMOUNT OF REBEIL NOTE" set forth in paragraph 4 of the Rebeil Note Completion Notice, (ii) date the Rebeil Note as of the Settlement Date identified in the Rebeil Note Completion Notice, (iii) deliver the Rebeil Note to Rebeil as specified in the Rebeil Note Completion Notice and (iv) mark the Alternative Rebeil Note as "CANCELLED" and return the Alternative Rebeil Note to Ameristar.
               (b)  Magliarditi.  Upon receiving a
Magliarditi Note Completion Notice in the form of Schedule 7 attached hereto, duly executed by an officer of Ameristar and Magliarditi (or executed by Magliarditi alone, if Magliarditi and Escrow Agent have not received from Ameristar its proposed notice in the form of Schedule 7 attached hereto within three (3) Business Days following the Settlement Date that the Escrow Agent is advised of by the Underwriter), Escrow Agent shall (i) complete the "Principal Amount" of the Magliarditi Note so that such amount equals the amount set forth as the "PRINCIPAL AMOUNT OF MAGLIARDITI NOTE" set forth in paragraph 4 of the Magliarditi Note Completion Notice, (ii) date the Magliarditi Note as of the Settlement Date identified in the Magliarditi Note Completion Notice, (iii) deliver the Magliarditi Note to Magliarditi as specified in the Magliarditi Note Completion Notice and (iv) mark the Alternative Magliarditi Note as "CANCELLED" and return the Alternative Magliarditi Note to Ameristar.

           2.3 Completion and Delivery of Rebeil Note and Magliarditi Note Following Going Private Event. Upon receiving a Going Private Notice in the form of Schedule 8 attached hereto, duly executed by an officer of Ameristar, Rebeil and Magliarditi, the Escrow Agent shall (i) complete the "Principal Amount" of the Rebeil Note so that such amount equals Sixty One Million Five Hundred Thirty One Thousand Five Hundred Dollars ($61,531,500), (ii) complete the "Principal Amount" of the Magliarditi Note so that such  amount equals the amount of One Million Nine  Hundred
Sixty   Eight   Thousand   Five  Hundred  Dollars
($1,968,500), (iii) date the Rebeil Note and the Magliarditi Note as of the date identified on the Going Private Notice as the Settlement Date, (iv) complete the "maturity date" of the Rebeil Note and the Magliarditi Note to be the date that is six (6) months after the Settlement Date, (v) deliver the Rebeil Note to Rebeil and the Magliarditi Note to Magliarditi as specified in the Going Private Notice, and (vi) mark the Alternative Rebeil Note and the Alternative Magliarditi Note as "CANCELLED" and return such notes to Ameristar.
           2.4 Escrow Termination. In the event that Escrow Agent has not received a Rebeil Note Completion Notice, a Magliarditi Note Completion Notice, a Going Private Notice or a Note Cancellation Notice within twelve (12) months of the date hereof, then Escrow Agent shall deliver the Rebeil Note, the Alternative Rebeil Note, the Magliarditi Note and the Alternative Magliarditi Note to Ameristar and shall terminate the escrow established by this Agreement.

                 ARTICLE 3 - Fees and Costs
           3.1 Ameristar shall pay Escrow Agent's escrow fee or escrow termination charge.

                     ARTICLE 4 - Notices
            4.1    All  notices,  requests,  demands  and
other
communications  which are required or may  be  given  under
this Agreement  shall be in writing and shall be deemed to
have  been duly   given   when     received  if  personally
delivered;   when
transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal
Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

          If to Escrow Agent:

          First Security Bank of Nevada
          Attn:  David Smith



          If to Rebeil:

          Steven W. Rebeil
          93 Spanish Gate Drive
          Las Vegas, Nevada  89113



          If to Magliarditi:

          Dominic J. Magliarditi
          735 Helmhill Avenue
          Las Vegas, Nevada  89123
          If to Ameristar:

          Ameristar Casinos, Inc.
          777 West Lake Mead Drive
          P.O. Box 92200
          Las Vegas, Nevada  89009
                    Attention:  Brian E. Katz,
Esq.

               With a copy to:

                    Latham & Watkins
                    701 B Street, Suite 2100
                  San Diego, California 92101
                    Attention:  Bruce P. Shepherd, Esq.
     ARTICLE 5 - Extent of Escrow Agent's Responsibilities

           5.1 Escrow Agent shall not be liable for any of its acts or omissions unless the same shall constitute negligence or willful misconduct.

           5.2 Escrow Agent shall have no obligation to inform any party of any other transaction or of facts within Escrow Agent's knowledge, provided such matters do not prevent Escrow Agent's compliance with this Agreement.

           5.3 Escrow Agent shall not be responsible for (i) the sufficiency or correctness as to form or the validity of any document deposited with Escrow Agent, (ii) the manner of execution of any such deposited document, unless such execution occurs in Escrow Agent's premises and under its supervision, or (iii) the identity, authority or rights of any person executing any document deposited with Escrow Agent.

           5.4 If Escrow Agent receives or becomes aware of conflicting demands or claims with respect to the escrow, the rights of any party hereto, or funds, documents or other items deposited with Escrow Agent, Escrow Agent shall have the right to discontinue any further acts until such conflict is resolved to its satisfaction, and it shall have the further right to commence or defend any action for the determination of such conflict. The parties shall, immediately after demand therefor by Escrow Agent, reimburse Escrow Agent (in such respective proportions as Escrow Agent shall determine) any
reasonable attorneys' fees and  court costs   incurred  by
Escrow Agent pursuant to this Section. Notwithstanding any provisions of this Agreement to the contrary, Escrow
Agent shall at all
times be obligated to perform in accordance with Article 2
hereof unless   instructed  otherwise  in  a  writing  duly
signed by Ameristar, Rebeil and Magliarditi.

           5.5 In the event that pursuant to Article 2 hereof Escrow Agent receives multiple notices duly signed by the appropriate parties thereto, and such notices call for the Escrow Agent to take inconsistent actions, Escrow Agent shall have the right to rely upon, and implement the actions called for by, the first such notice so received by Escrow Agent, and to disregard the subsequent notices.

                ARTICLE 6 - General Provisions

           6.1 Captions in this Agreement are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Agreement or any of the terms hereof.
           6.2   All  exhibits  referred to herein  and
attached hereto are incorporated herein by reference.

           6.3 No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

           6.4   In the event that any party commences
litigation for   the   judicial  interpretation,  enforcement,
termination, cancellation or rescission hereof, or for damages for the breach hereof, the prevailing party or parties shall be entitled to reasonable attorneys' fees and court and other costs incurred.

           6.5 This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada.

        6.6  Time is of the essence to this Agreement.

           6.7   In the event that any term, covenant,
condition, provision or agreement herein contained is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction,  the  fact  that such  term,  covenant,
condition, provision   or   agreement   is  invalid,   void
or   otherwise unenforceable   shall   in  no  way  affect
the validity or enforceability of any other term, covenant, condition, provision or agreement herein contained.

          6.8 All terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective legal representatives, successors and assigns. Neither party may assign its rights under this Agreement without the written consent of the other party to this Agreement except in connection with an assignment permitted by Section 12.2 of the Merger Agreement.

          6.9 This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, including counterparts transmitted by facsimile, but all of which taken together shall constitute one and the same agreement.
          IN WITNESS WHEREOF, this Agreement has been executed by the parties, as of the date first set forth above.

                              AMERISTAR:
                              AMERISTAR CASINOS, INC.,
                              a Nevada corporation


                              By:/s/ Craig H. Neilsen
                                   Name: Craig H. Neilsen
                                   Its: President


      On this 2nd day of October, 1996, Craig H. Neilsen directed Thomas M. Steinbauer, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by Thomas M. Steinbauer, and in our presence, Craig H. Neilsen declared to us that he adopted it as his own signature.

                              /s/ Peter Liguori
                            Witness

                              /s/ Christine L. Hinton
                            Witness

State of Nevada                    )
                         ) ss.
County of Clark               )

      I, Catherine Zeljeznjak, Notary Public in and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the President of Ameristar Casinos, Inc., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name or offer his mark, did direct Thomas M. Steinbauer, in his presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by Thomas M. Steinbauer, thereupon adopted it as his own by acknowledging to me his intention to so adopt as if he had personally executed the same in behalf of said corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 22nd day of October, 1996.

                                   /s/ Catherine Zeljeznjak
                                   Notary Public

                              My Commission Expires on: 6/24/99
                              STEVEN W. REBEIL,
                              an individual


                              /s/ Steven W. Rebeil




                              STEVEN W. REBEIL,
                              in  his capacity as Trustee of
                              the Karizma  Trust created  under
                              that certain   Trust  Agreement,
                              dated July 2, 1991, as amended


                              /s/ Steven W. Rebeil




                              DOMINIC J. MAGLIARDITI,
                              an individual


                                  /s/ Dominic J. Magliarditi
              CONSENT OF SPOUSE OF STEVEN W. REBEIL


      The undersigned hereby confirms (i) that she has read, approved of and agreed with the terms of this Agreement and all transactions contemplated hereby, (ii) that as the spouse of one of the signatories hereto, her property (including her interests in any community property) may be held liable for the obligations of her spouse under this Agreement and all transactions and other agreements contemplated hereby, (iii) that she will be bound by this Agreement and all other
agreements contemplated hereby as if she        were
a   party   thereto,  and   that                any
agreements,
acknowledgments, representations or warranties made by her spouse under this Agreement or any other agreements contemplated hereby shall apply equally to the undersigned as if made by the undersigned, (iv) that she approves all actions taken to date by her spouse in connection with this Agreement and all transactions and other agreements contemplated hereby, and that she has authorized and empowered her spouse to take any and all further actions  which  he  deems necessary or appropriate  in  order
to effect  the                transactions  contemplated
thereby,  and  (v)  that
Ameristar  may  rely upon the confirmations  set  forth  in
this Consent  of              Spouse  in  entering into and
proceeding  with  this
Agreement.


Date: October 3, 1996                        /s/ Jilly Rebeil


          CONSENT OF SPOUSE OF DOMINIC J. MAGLIARDITI


      The undersigned hereby confirms (i) that she has read, approved of and agreed with the terms of this Agreement and all transactions contemplated hereby, (ii) that as the spouse of one of the signatories hereto, her property (including her interests in any community property) may be held liable for the obligations of her spouse under this Agreement and all transactions and other agreements contemplated hereby,
(iii) that she will be  bound  by this Agreement and all other
agreements contemplated hereby as if she        were
a   party   thereto,  and   that                any
agreements,
acknowledgments, representations or warranties made by her spouse under this Agreement or any other agreements contemplated hereby shall apply equally to the undersigned as if made by the undersigned, (iv) that she approves all actions taken to date by her spouse in connection with this Agreement and all transactions and other agreements contemplated hereby, and that she has authorized and empowered her spouse to take any and all further actions  which  he  deems necessary or appropriate  in  order
to effect  the                transactions  contemplated
thereby,  and  (v)  that
Ameristar  may  rely upon the confirmations  set  forth  in
this Consent  of              Spouse  in  entering into and
proceeding  with  this
Agreement.


Date:    October   1,   1996            /s/Francine R. Magliarditi

                    CONSENT OF ESCROW AGENT


            The   undersigned  Escrow  Agent  hereby  agrees
to
(i)  accept  the foregoing Agreement, (ii) be escrow agent
under
said Agreement as specified, and (iii) be bound by said Agreement in the performance of its duties as escrow
agent;  provided, however,                      that  the
undersigned  shall  have  no   obligations,
liability   or   responsibility  under  (A)  this  Agreement
or
otherwise, unless and until said Agreement, fully signed by the parties, has been delivered to the undersigned, or
(B) any amendment to said Agreement unless and until the same shall be accepted by the undersigned in writing.

          Dated:  October 3, 1996

                              ESCROW AGENT:

                              By:  /s/ Mark Dreschler
                              Name:   Mark Dreschler
                              Title:   President

                           Schedule 1
                      Form of Rebeil Note


Principal                 Amount:
$______________
Date of this Note:  __________________


            1.     Promise   to  Pay.   For  good  and
valuable consideration, AMERISTAR CASINOS, INC., a Nevada corporation ("Ameristar"), promises to pay to STEVEN W. REBEIL, trustee of the Karizma Trust ("Payee"), $______________ (the "Principal Amount") with interest at the rate of eight percent (8%) per annum (the "Interest Rate") from the Date of this Note set forth above (the "Settlement Date"), until paid, in accordance with the terms contained herein. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Should any interest not be paid when due, it shall thereafter accrue interest as principal.

           2. Payment Schedule. Accrued interest shall be payable in arrears on the first day of each month following
the Settlement  Date.   Ameristar shall pay  the  entire
balance of principal and any accrued but unpaid interest on or before the date that is three (3) years after the Settlement Date (the "Maturity Date"). All payments shall be applied first to accrued interest and then to the principal balance. All payments shall be made at 93 Spanish Gate Drive, Las Vegas, Nevada 89113, or at such other place as
Payee may from time to time designate.       All
payments shall be made in lawful money of the United States. The indebtedness under this Note may be prepaid in whole or in part at any time, without penalty or prepayment premium.

           3. Miscellaneous Provisions. If Payee refers this Note to an attorney to enforce, construe or defend any provision hereof, with or without the filing of any legal action or proceeding, Ameristar shall pay to Payee upon demand the amount of all attorneys' fees, costs and other expenses incurred by Payee in connection therewith, together with interest thereon from the date of demand at the rate applicable to the principal balance of this Note. No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Payee consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Time is of the essence of this Note and the performance of each of the covenants and agreements
contained herein.   This Note  shall be governed by and
construed in accordance  with  the laws of the State of Nevada.

          IN WITNESS WHEREOF, Ameristar has executed this Note as of the Date of this Note.

                                              AMERISTAR
CASINOS, INC.,
                                             a Nevada
corporation



                                               Name:   Craig
H.
Neilsen
                                             Title: President


On  this  _____  day of _____________________, 19____,  Craig

H. Neilsen directed ________________________________________,

in his presence  as  well as our own, to sign the foregoing

document  as "Craig  H.  Neilsen."  Upon viewing the signature as  signed  by ______________________________________,  and  in

our   presence, Craig  H.  Neilsen declared to us that he

adopted it as  his  own signature.



                                             Witness



                                             Witness




State of Nevada     )
          ) ss.
County of Clark     )

      I, _________________________________,  Notary Public in
and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known
or identified to                    me     to    be    the
_________________________  of
_________________________, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name
or offer his  mark, did            direct
______________________________________,   in   his
presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by ___________________________________________, thereupon adopted it as his own by acknowledging to me his
intention to so adopt as if he     had   personally  executed
the  same  in  behalf  of   said
corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____ day of ______________________, 19____.



                                   Notary Public


                                     My  Commission  Expires
                           on: Schedule 2

               Form  of Rebeil Alternative Note


Principal                 Amount:
$______________
Date of this Note:   October 3, 1996


            1.     Promise   to  Pay.   For  good  and
valuable consideration, AMERISTAR CASINOS, INC., a Nevada corporation ("Ameristar"), promises to pay to STEVEN W. REBEIL, trustee of the Karizma Trust ("Payee"), $______________ (the "Principal
Amount")  with  interest at the rate of eight  percent  (8%)
per
annum  (the  "Interest  Rate")  from  ____________________
(the "Settlement Date"), until paid, in accordance with the terms contained herein. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Should any interest not be paid when due, it
shall                                        thereafter  accrue
interest as principal.

           2. Payment Schedule. Accrued interest shall be payable in arrears on the first day of each month following
the Settlement  Date.   Ameristar shall pay  the  entire
balance of principal and any accrued but unpaid interest on or before the date that is three (3) years after the Settlement Date (the "Maturity Date"). All payments shall be applied first to accrued interest and then to the principal balance. All payments shall be made at 93 Spanish Gate Drive, Las Vegas, Nevada 89113, or at such other place as
Payee may from time to time designate.       All
payments shall be made in lawful money of the United States. The indebtedness under this Note may be prepaid in whole or in part at any time, without penalty or prepayment premium.

           3. Miscellaneous Provisions. If Payee refers this Note to an attorney to enforce, construe or defend any provision hereof, with or without the filing of any legal action or proceeding, Ameristar shall pay to Payee upon demand the amount of all attorneys' fees, costs and other expenses incurred by Payee in connection therewith, together with interest thereon from the date of demand at the rate applicable to the principal balance of this Note. No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Payee consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be
invalid,  illegal  or  unenforceable  in      any  respect,
the
validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Time is of the essence of this Note and the performance of each of the covenants and agreements
contained herein.   This Note  shall be governed by and
construed in accordance  with  the laws of the State of Nevada.

          IN WITNESS WHEREOF, Ameristar has executed this Note as of the Date of this Note.

                                              AMERISTAR CASINOS, INC.,
                                             a Nevada corporation



                                               Name:   Craig H. Neilsen
                                             Title: President


On  this  _____  day of _____________________, 19____,  Craig
H. Neilsen directed ________________________________________, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by ______________________________________, and in
our   presence, Craig  H.  Neilsen declared to us that he
adopted it as  his  own signature.



                                             Witness


                                             Witness
State of Nevada     )
          ) ss.
County of Clark     )

      I, _________________________________,  Notary Public in
and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known
or identified to            me     to         be    the
_________________________  of
_________________________, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name
or offer his  mark, did            direct
______________________________________,   in   his
presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by ___________________________________________, thereupon adopted it as his own by acknowledging to me his
intention to so adopt as if he     had   personally  executed
the  same  in  behalf  of   said
corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and

official seal this _____ day of ______________________, 19____.



                                   Notary Public



                                     My  Commission  Expires

                           on: Schedule 3

                   Form  of Magliarditi Note




Principal                 Amount:
$______________
Date of this Note:    _______________________


            1.     Promise   to  Pay.   For  good  and
valuable
consideration,  AMERISTAR  CASINOS, INC.,  a  Nevada
corporation ("Ameristar"),   promises  to  pay  to  DOMINIC  J.
MAGLIARDITI ("Payee"), $______________ (the "Principal Amount") with interest at the rate of eight percent (8%) per annum (the "Interest Rate") from the Date of this Note set forth above (the "Settlement Date"), until paid, in accordance with
the  terms  contained herein.      Interest shall be computed
on the basis  of  a  360-day
year and the actual number of days elapsed. Should any interest not be paid when due, it shall thereafter accrue interest as principal.

           2. Payment Schedule. Accrued interest shall be payable in arrears on the first day of each month following
the Settlement  Date.   Ameristar shall pay  the  entire
balance of principal and any accrued but unpaid interest on or before the date that is three (3) years after the Settlement Date (the "Maturity Date"). All payments shall be applied first to accrued interest and then to the principal balance. All payments shall be made at 724 Helmhill Drive, Las Vegas, Nevada 89123, or at such other place as Payee may
from time to time designate.   All
payments shall be made in lawful money of the United States. The indebtedness under this Note may be prepaid in whole or in part at any time, without penalty or prepayment premium.
           3. Miscellaneous Provisions. If Payee refers this Note to an attorney to enforce, construe or defend any provision hereof, with or without the filing of any legal action or proceeding, Ameristar shall pay to Payee upon demand the amount of all attorneys' fees, costs and other expenses incurred by Payee in connection therewith, together with interest thereon from the date of demand at the rate applicable to the principal balance of this Note. No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Payee consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be
invalid,  illegal  or  unenforceable  in      any  respect,
the
validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Time is of the essence of this Note and the performance of each of the covenants and agreements
contained herein.   This Note  shall be governed by and
construed in accordance  with  the laws of the State of Nevada.

          IN WITNESS WHEREOF, Ameristar has executed this Note as of the Date of this Note.

                                              AMERISTAR CASINOS, INC.,
                                             a Nevada corporation



                                               Name:   Craig H. Neilsen
                                             Title: President


On  this  _____  day of _____________________, 19____,  Craig

H. Neilsen directed ________________________________________,

in his presence  as  well as our own, to sign the foregoing

document  as "Craig  H.  Neilsen."  Upon viewing the signature as  signed  by ______________________________________,  and  in

our   presence, Craig  H.  Neilsen declared to us that he

adopted it as  his  own signature.



                                             Witness



                                             Witness

State of Nevada     )
          ) ss.
County of Clark     )

      I, _________________________________,  Notary Public in
and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known
or identified to                              me     to    be
the    _________________________             of
_________________________, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name
or offer his  mark, did                      direct
______________________________________,   in   his
presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by ___________________________________________, thereupon adopted it as his own by acknowledging to me his
intention to so adopt as if he     had
personally  executed  the  same  in  behalf  of   said
corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and

official seal this _____ day of ______________________, 19____.



                                   Notary Public

                                   My Commission Expires on:

                           Schedule 4

             Form of Alternative Magliarditi Note




Principal                 Amount:
$______________
Date of this Note:    October 3, 1996


            1.     Promise   to  Pay.   For  good  and
valuable consideration,  AMERISTAR  CASINOS, INC.,  a  Nevada
corporation ("Ameristar"),   promises  to  pay  to  DOMINIC  J.
MAGLIARDITI ("Payee"), $______________ (the "Principal Amount") with interest at the rate of eight percent (8%) per annum (the "Interest Rate") from _______________________ (the "Settlement Date"), until paid, in accordance with the terms contained herein. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Should any interest not be paid when due, it shall thereafter accrue interest as principal.

           2. Payment Schedule. Accrued interest shall be payable in arrears on the first day of each month following
the Settlement  Date.   Ameristar shall pay  the  entire
balance of principal and any accrued but unpaid interest on or before the date that is three (3) years after the Settlement Date (the "Maturity Date"). All payments shall be applied first to accrued interest and then to the principal balance. All payments shall be made at 735 Helmhill Drive, Las Vegas, Nevada 89123, or at such other place as Payee may
from time to time designate.   All payments shall be made in
lawful money of the United States. The indebtedness under this Note may be prepaid in whole or in part at any time, without penalty or prepayment premium.

           3. Miscellaneous Provisions. If Payee refers this Note to an attorney to enforce, construe or defend any provision hereof, with or without the filing of any legal action or proceeding, Ameristar shall pay to Payee upon demand the amount of all attorneys' fees, costs and other expenses incurred by Payee in connection therewith, together with interest thereon from the date of demand at the rate applicable to the principal balance of this Note. No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Payee consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Time is of the essence of this Note and the performance of each of the covenants and agreements contained
herein.   This Note  shall be governed by and construed in
accordance  with  the laws of the State of Nevada.
          IN WITNESS WHEREOF, Ameristar has executed this Note as of the Date of this Note.
                                              AMERISTAR
CASINOS, INC.,
                                             a Nevada
corporation



                                               Name:   Craig
H.
Neilsen
                                             Title: President


On  this  _____  day of _____________________, 19____,  Craig
H. Neilsen directed ________________________________________, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by ______________________________________, and in our  presence,
Craig  H.  Neilsen declared to us that he adopted it as  his own signature.



                                             Witness



                                             Witness

State of Nevada     )
          ) ss.
County of Clark     )

      I, _________________________________,  Notary Public in
and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known
or identified to                              me     to    be
the    _________________________   of
_________________________, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name
or offer his  mark, did                      direct
______________________________________,   in   his
presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by ___________________________________________, thereupon adopted it as his own by acknowledging to me his
intention to so adopt as if he     had   personally  executed
the  same  in  behalf  of   said
corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and

official seal this _____ day of ______________________, 19____.



                                   Notary Public



                                   My Commission Expires on:
                          Schedule 5
               Form of Note Cancellation Notice
           I, _______________, acting in my capacity as the [insert title] of Ameristar Casinos, Inc., a Nevada corporation ("Ameristar"), hereby certify and represent and  warrant  as follows:
           1.    This certificate is made in connection with
that
certain Gem Individuals' Notes Escrow Agreement and Escrow Instructions (the "Escrow Agreement") dated as of September 27, 1996, by and between Ameristar, Steven W. Rebeil, an individual and in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement,
dated July 2,  1991,  as  amended ("Rebeil"),   and   Dominic
J.   Magliarditi,   an   individual ("Magliarditi").
Capitalized   terms   used   herein   without definition  shall
have the meanings set forth in the Escrow Agreement. Although this notice references the Merger Agreement and may further reference certain defined terms used therein, such references are solely for the benefit of the parties to the Escrow Agreement and Escrow Agent shall have no obligations or responsibilities with respect to the Merger Agreement.

           2.    Pursuant  to Section 2.10(g)(iv) of  the
Merger
Agreement and Section 2.1 of the Escrow Agreement, each of the Rebeil Note, the Alternative Rebeil Note, the Magliarditi Note and the Alternative Magliarditi Note are to be marked "CANCELLED" and delivered by Escrow Agent to Ameristar.


     Dated:                                                By:
APPROVED AND ACKNOWLEDGED:

Steven W. Rebeil, an individual

Steven W. Rebeil, in his capacity as Trustee of the Karizma Trust created under that certain
Trust Agreement, dated July 2, 1991, as
amended



Dominic J. Magliarditi
                          Schedule 6

             Form of Rebeil Note Completion Notice

           I,                          , acting in my capacity
as
the   [insert  title]  of  Ameristar  Casinos,  Inc.,  a
Nevada corporation ("Ameristar"), hereby certify and represent and warrant as follows:

           1.    This certificate is made in connection with
that
certain   Gem  Individual  Notes  Escrow  Agreement  and
Escrow Instructions (the "Escrow Agreement") dated as of September 27, 1996, by and between Ameristar, Steven W. Rebeil, an individual and in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement,
dated July 2,  1991,  as  amended ("Rebeil"),   and   Dominic
J.   Magliarditi,   an   individual
("Magliarditi").    Capitalized   terms   used   herein
without
definition shall have the meanings set forth in the Agreement, or if not defined therein, in the "Merger Agreement" referenced in the Escrow Agreement. Although this notice references the Merger Agreement and may further reference certain defined terms used therein, such references are solely for the benefit of the parties to the Escrow Agreement and Escrow Agent shall have no obligations or responsibilities with respect to the Merger Agreement.

            2.     On   __________   (the   "Settlement
Date"),
____________ (______) shares of Post-Merger Offering Stock were sold in connection with the "Offering," as such term is used in the Merger Agreement.

           3.    The  Average 10-Day Closing Price  of
Ameristar Common  Stock  as  of  the Settlement Date is
__________  Dollars ($_______).

           4.    Pursuant to Section 2.2 of the Escrow
Agreement, the principal amount of the Rebeil Note, as set forth below, shall be inserted therein. In connection therewith, the parties shall undertake the following calculations:

            Number  of  Shares  of  Post-Merger  Offering
Stock 7,500,000

          Number of Shares of Post-Merger Offering Stock Sold
                   in    the    Offering
                   -
0

          Number of Shares of Post-Merger Offering Stock Not
Sold =         7,500,000

           Average  10-Day  Closing Price as of  Settlement
Date x

                              Subtotal            =
           Gem  Individuals'  Share  of  Completion
Differential -                     4,000,000
           Sum of the Amounts Calculated Pursuant to
               Sections 2.10(g)(i)(B)(2)
               of the Merger Agreement (which
               amount shall be zero dollars ($0)
               if the Net Proceeds of the Post-
               Merger Offering Stock are less than
               $8.00/ share multiplied by the
               number of shares of Post-Merger
               Offering
               Stock sold in the Offering)                 -

          One-Half of Offering Expenses                    -

                              Subtotal       =

            Rebeil's      Gem      Proportionate      Interest
x              .969
           PRINCIPAL AMOUNT OF REBEIL NOTE         =
           5. Pursuant to Section 2.10(h)(ii)(A) of the Merger Agreement, after the principal amount of the Rebeil Note has been completed pursuant to Section 2.2 of the Escrow Agreement and the Escrow Agent has dated the Rebeil Note as of the Settlement Date, Escrow Agent: (a) is to deliver the Rebeil Note to Rebeil; and
(b) is to mark the Alternative Rebeil Note as "CANCELLED" and return the Alternative Rebeil Note to Ameristar.

Dated: By:
APPROVED AND ACKNOWLEDGED:


Steven W. Rebeil, an individual


Steven W. Rebeil, in his capacity as Trustee of the Karizma Trust created under that certain
Trust Agreement, dated July 2, 1991, as
amended
                          Schedule 7

          Form of Magliarditi Note Completion Notice

           I,                          , acting in my capacity
as
the   [insert  title]  of  Ameristar  Casinos,  Inc.,  a
Nevada
corporation ("Ameristar"), hereby certify and represent and warrant as follows:

           1. This certificate is made in connection with that certain Gem Individuals' Notes Escrow Agreement and Escrow Instructions (the "Escrow Agreement") dated as of September 27, 1996, by and between Ameristar, Steven W. Rebeil, an individual and in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement,
dated July 2,  1991,  as  amended ("Rebeil"),   and   Dominic
J.   Magliarditi,   an   individual ("Magliarditi").
Capitalized   terms   used   herein   without
definition  shall  have  the meanings set  forth  in  the
Escrow
Agreement,  or if not defined therein, in the "Merger
Agreement"
referenced  in  the  Escrow  Agreement.   Although  this
notice
references the Merger Agreement and may further reference certain defined terms used therein, such references are solely for the benefit of the parties to the Escrow Agreement and Escrow Agent shall have no obligations or responsibilities with respect to the Merger Agreement.

            2.     On   __________   (the   "Settlement
Date"),
____________ (______) shares of Post-Merger Offering Stock were sold in connection with the "Offering," as such term is used in the Merger Agreement.

           3.    The  Average 10-Day Closing Price  of
Ameristar Common  Stock  as  of  the Settlement Date is
__________  Dollars ($_______).

           4.    Pursuant to Section 2.2 of the Escrow
Agreement, the principal amount of the Magliarditi Note, as set forth below, shall be inserted therein. In connection therewith, the parties shall undertake the following calculations:

            Number  of  Shares  of  Post-Merger  Offering
Stock 7,500,000

          Number of Shares of Post-Merger Offering Stock Sold
                   in    the    Offering
                   -
0

          Number of Shares of Post-Merger Offering Stock Not
Sold =         7,500,000

           Average  10-Day  Closing Price as of  Settlement
Date x
                              Subtotal            =
           Gem  Individuals'  Share  of  Completion
Differential -             4,000,000
           Sum of the Amounts Calculated Pursuant to
               Sections 2.10(g)(i)(B)(2)
               of the Merger Agreement (which
               amount shall be zero dollars ($0)
               if the Net Proceeds of the Post-
               Merger Offering Stock are less than
               $8.00/ share multiplied by the
               number of shares of Post-Merger
               Offering
                    Stock      sold     in     the
Offering)
-

          One-Half of Offering Expenses                    -
                              Subtotal       =
              Magliarditi's     Gem    Proportionate
Interest
x               .031
          PRINCIPAL AMOUNT OF MAGLIARDITI NOTE             =
           5. Pursuant to Section 2.10(h)(ii)(B) of the Merger Agreement, after the principal amount of the Magliarditi Note has been completed pursuant to Section 2.2 of the Escrow Agreement and the Escrow Agent has dated the Magliarditi Note as of the Settlement Date, Escrow Agent (a) is to deliver
the  Magliarditi Note   to  Magliarditi;  and  (b)  is  to
mark the Alternative Magliarditi Note as "CANCELLED" and return the Alternative Magliarditi Note to Ameristar.

Dated: By:
APPROVED AND ACKNOWLEDGED:




Dominic J. Magliarditi
                          Schedule 8

                 Form of Going Private Notice

           I,                          , acting in my capacity
as
the   [insert  title]  of  Ameristar  Casinos,  Inc.,  a
Nevada
corporation ("Ameristar"), hereby certify and represent and warrant as follows:

           1. This certificate is made in connection with that certain Gem Individual Notes Escrow Agreement and Escrow
Instructions (the "Escrow Agreement") dated as of September 27, 1996, by and between Ameristar, Steven W. Rebeil, an individual and in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement, dated July 2,
1991,  as  amended ("Rebeil"),                             and
Dominic   J.   Magliarditi,   an   individual
("Magliarditi").    Capitalized   terms   used   herein
without
definition shall have the meanings set forth in the Escrow Agreement, or if not defined therein, in the "Merger
Agreement" referenced  in  the  Escrow  Agreement.   Although
this      notice
references the Merger Agreement and may further reference certain defined terms used therein, such references are solely for the benefit of the parties to the Escrow Agreement and Escrow Agent shall have no obligations or responsibilities with respect to the Merger Agreement.
           2. A "Going Private Event," as such term is used in the Merger Agreement, has occurred. Accordingly, the Escrow Agent is hereby instructed to insert Sixty One Million Five Hundred Thirty One Thousand Five Hundred Dollars ($61,531,500) as the principal amount of the Rebeil Note and One Million Nine Hundred Sixty Eight Thousand Five Hundred Dollars ($1,968,500) as the principal amount of the Magliarditi Note.

          3.   The Settlement Date occurred on _____________,
19___.

            4     Pursuant  to  Section  2.10(i)  of  the
Merger Agreement, after the principal amount of each of the Rebeil Note and the Magliarditi Note has been completed pursuant to Section 2.3 of the Escrow Agreement and the Escrow Agent has dated the Rebeil Note and the Magliarditi Note as of the Settlement Date and has inserted the date that is six (6) months following the Settlement Date as the "Maturity Date" of the Rebeil Note and the Magliarditi Note, Escrow Agent (a) is to deliver the Rebeil Note to Rebeil and the Magliarditi Note to Magliarditi and (b) is to mark the Alternative Rebeil Note and the Alternative Magliarditi Note as "CANCELLED" and to return said notes to Ameristar.

Dated: By:
APPROVED AND ACKNOWLEDGED:

Steven W. Rebeil, an individual

Steven W. Rebeil, in his capacity as Trustee of the Karizma Trust created under that certain
Trust Agreement, dated July 2, 1991, as
amended


________________________________________
Dominic J. Magliarditi